UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Gulf Resources, Inc. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GULF RESOURCES, INC.
Level 11, Vegetable Building, Industrial Park of the East City,
Shouguang City, Shandong Province 262700
The People’s Republic of China
___________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on October 5, 2015
___________________________

TO THE STOCKHOLDERS OF Gulf Resources, Inc.:

The Annual Meeting of the stockholders of Gulf Resources, Inc., a Delaware corporation (“Company”), will be held on October 5, 2015, at 10:00 a.m. (local time), at the company’s headquarters located at Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City, Shandong Province 262700, the People’s Republic of China, for the following purposes:

1.
To elect seven directors, consisting of Ming Yang, Xiaobin Liu, Naihui Miao, Nan Li, Yang Zou, Shi Tong Jiang and Tengfei Zhang, to hold office for a one-year term or until their successors are elected and qualified;

2.	To ratify the appointment of Morison Cogen LLP, independent public accountants, as the auditor of the Company for the fiscal year 2015;

3.	To conduct an advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed under the caption Election of Directors – Executive Compensation;

4.	To amend the Company’s Amended and Restated 2007 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the plan by 6,000,000 shares;

5.	To approve the reincorporation of the Company from Delaware to Nevada; and

6.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

Stockholders of record of the Company’s Common Stock at the close of business on August 10, 2015 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

All stockholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet.  Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.  If you received this proxy statement in the mail, a return envelope is enclosed for your convenience.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE VOTE ON THE INTERNET. IF THIS PROXY STATEMENT WAS MAILED TO YOU, COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO ATTEND THE MEETING TO VOTE IN PERSON.

By Order of the Board of Directors,

/s/ Ming Yang
Ming Yang
Chairman of the Board of Directors

Dated: August    , 2015

GULF RESOURCES, INC.
Level 11, Vegetable Building, Industrial Park of the East City,
Shouguang City, Shandong Province 262700
The People’s Republic of China
___________________________

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on October 5, 2015
___________________________

INTRODUCTION

Your proxy is solicited by the Board of Directors of Gulf Resources, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”),  for use at the Annual Meeting of Stockholders to be held on October 5, 2015, at 10:00 a.m. (local time) Beijing Standard Time (the “Annual Meeting”), at the company’s headquarters located at Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City, Shandong Province 262700, the People’s Republic of China, for the following purposes:

1.
To elect seven directors, consisting of Ming Yang, Xiaobin Liu, Naihui Miao, Nan Li, Yang Zou, Shi Tong Jiang and Tengfei Zhang, to hold office for a one-year term or until their successors are elected and qualified;

2.	To ratify the appointment of Morison Cogen LLP, independent public accountants, as the auditor of the Company for the fiscal year 2015;

3.	To conduct an advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed under the caption Election of Directors – Executive Compensation;

4.	To amend the Company’s Amended and Restated 2007 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the plan by 6,000,000 shares;

5.	To approve the reincorporation of the Company from Delaware to Nevada; and

6.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

The Board of Directors set August 10, 2015 as the record date (the “Record Date”) to determine those holders of Common Stock, par value $0.0005 per share, of the Company (the “Common Stock”), who are entitled to notice of, and to vote at, the Annual Meeting.  A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office at Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City, Shandong Province 262700, the People’s Republic of China.

On or about August     , 2015, the Company shall mail to all stockholders of record, as of the Record Date, a Notice of Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date.  As of the close of business on the Record Date, a total of 46,276,269 shares of Common Stock are entitled to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting.

How do I vote by proxy?

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card.  If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

What if I received a Notice of Availability of proxy materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

If I am a stockholder of record, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided.

If you received a Notice by mail, you may vote by proxy over the Internet by going to www.proxyvote.com to complete an electronic proxy card.

If you vote by proxy, your vote must be received by 5:00 p.m. U.S. Eastern Standard Time on October 4, 2014 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before it is exercised at the Annual Meeting in any of three ways:

•	by submitting written notice revoking your proxy card to the Secretary of the Company;
•	by submitting another proxy via the Internet or by mail that is later dated and, if by mail, that is properly signed; or
•	by voting in person at the Annual Meeting.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card or vote by proxy on the Internet to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy either sign and return their proxy cards, submit their proxy on the Internet, or attend the meeting.  If you sign and return your proxy card, or submit your proxy on the Internet, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under Proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting.

Proposal 2 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting. An abstention with respect to Proposal 2, will have the effect of a vote “AGAINST” such proposal.

The advisory vote pursuant to Proposals 3 is not binding on the Company, the Board of Directors or management.  A majority of votes cast is necessary for approval of executive compensation.  Abstentions and broker non-votes have no effect on Proposals 3.

Proposal 4 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting.  Abstentions and broker non-votes will have the effect of a vote “AGAINST” such proposal.

Proposal 5 shall be approved upon the affirmative vote of a majority of the outstanding shares of Common Stock of the Company.  Abstentions and broker non-votes will have the effect of a vote “AGAINST” such proposal.

Who pays for this proxy solicitation?

We do.  In addition to sending you these materials and posting them on the Internet, some of our employees may contact you by telephone, by mail, by fax, by email, or in person.  None of these employees will receive any extra compensation for doing this.  We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1:  The General Corporation Law of the State of Delaware and the NASDAQ Stock Market require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed Morison Cogen LLP to serve as the Company’s independent auditors for the 2015 fiscal year.  The Company elects to have its stockholders ratify such appointment.

Proposal No. 3: The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 provide an advisory vote by stockholders to approve the compensation paid to the Company’s named executive officers.

Proposal No. 4:  The General Corporation Law of the State of Delaware and the NASDAQ Stock Market require corporations to obtain stockholder approval to amend equity incentive plans to increase shares authorized for issuance under such plans.

Proposal No. 5:  The General Corporation Law of the State of Delaware require corporations to obtain stockholder approval to change the state of incorporation from Delaware to Nevada.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Common Stock, as of the Record Date of the meeting, by each of Company’s directors and executive officers; all executive officers and directors as a group, and each person known to Company to own beneficially more than 5% of Company’s Common Stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.  As of August 10, 2015, there were 46,276,269 shares of the Company’s Common Stock outstanding.

Name of Beneficial Owner (1)	Number of Shares		Percent of Class
Ming Yang (Chairman)	13,391,454	(2)	29.0%
Xiaobin Liu (CEO)	650,000	(3)	1.4%
Min Li (CFO)	650,000	(4)	1.4%
Naihui Miao (COO)	450,000	(5)	1.0%
Nan Li (Director)	12,500	(6)	*
Yang Zou (Director)	12,500	(7)	*
Shi Tong Jiang (Director)	37,500	(8)	*
Tengfei Zhang (Director)	12,500	(9)	*
All Directors and Executive Officers as a Group (eight persons)	15,216,454		32.8%
________________
*     Less than 1%.

(1) The address of each director and executive officer is c/o Gulf Resources, Inc., Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City , Shandong Province, 262700, the People’s Republic of China.

(2) Consists of 2,512,200 shares owned by Ming Yang, 5,079,721 shares owned by Ms. Wenxiang Yu, the wife of Mr. Yang, 1,674,800 shares owned by Mr. Zhi Yang, Mr. Yang’s son, and 4,124,733 shares owned by  Shandong Haoyuan Industry Group Ltd. (“SHIG”), of which Mr. Yang is the controlling shareholder, chief executive officer and a director.  Mr. Yang disclaims beneficial ownership of the shares owned by his wife and SHIG.

(3) Consists of 650,000 shares issuable upon exercise of options held by Mr. Liu.

(4) Consists of 650,000 shares issuable upon exercise of options held by Mr. Li.

(5) Consists of 450,000 shares issuable upon exercise of options held by Mr. Miao.

(6) Consists of 12,500 shares issuable upon exercise of options held by Mr. Li.

(7) Consists of 12,500 shares issuable upon exercise of options held by Mr. Zou.

(8) Consists of 37,500 shares issuable upon exercise of options held by Mr. Jiang.

(9) Consists of 12,500 shares issuable upon exercise of options held by Mr. Zhang.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board of Directors has nominated seven (7) persons identified below for election as directors, to serve until the next annual meeting and their successors have been elected and qualified.  If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board of Directors nominates.

Name	Age	Other positions with Company; other directorships held in last five years	Has served as Company director since
Ming Yang	48	Chairman of the Board of Director	December 2006
Xiaobin Liu	47	Chief Executive Officer and Director	March 2009
Naihui Miao	47	Secretary, Chief Operating Officer and Director	January 2006
Yang Zou (1)(3)	44	Independent Director	March 2011
Nan Li (1) (2)	31	Independent Director	November 2010
Shitong Jiang (1) (2)(3)	47	Independent Director	April 2008
Tengfei Zhang (2)(3)	48	Independent Director	June 2011

(1) Serves as a member of the Audit Committee.
(2) Serves as a member of the Compensation Committee.
(3) Serves as a member of the Nominating and Corporate Governance Committee.

Ming Yang, Chairman of the Board of Director – Mr. Yang has served as Chairman of Shouguang Vegetable Industry Group, Inc. since 2013. In addition, he has served as Chairman of Shouguang City Yuxin Chemical Company Limited since July 2000. Since May 2005, Mr. Yang has served as Chairman of Shouguang City Haoyuan Chemical Company Limited, Shouguang City He Mao Yuan Bromize Company Limited, and Shouguang City Qing River Real Estate Construction Company.  He was nominated as director of Qinghe Oil Field Office in 1993, where he managed operations. In 1997 he was appointed Chairman and General Manager of Shouguang Qinghe Shiye LLC and during the next three years its profits doubled. He took the position of general manager of Shouguang City Yu Xin Chemical Industry Co., Ltd. in 2000. During his stay, he focused on quality management and technology progress, which led to a 100 percent success rate of all products. He also helped the company successfully pass the ISO certification and become a private high-tech enterprise. In 2005 he was appointed to the position of Chairman, where he has helped the company to become a leading producer of bromine and crude salt in China.  In 2006 he became the Chairman of Gulf Resources, Inc. Mr. Yang has been the representative of Shandong Shouguang congress since 1995 and in 1998 he was awarded as Honorary Entrepreneur in Weifang City.

Xiaobin Liu, Chief Executive Officer and Director – Mr. Liu was appointed as Chief Executive Officer and Director on March 10, 2009. Mr. Liu joined the Company as Vice President in December 2007. He has served as Chairman of Shouguang Vegetable Industry Group, Inc. since 2011. Before he joined the Company, Mr. Liu served as project manager of Shenzhen Guangshen Accounting Firm from January 2007 to November 2007; the department manager of Hainan Zhongou Accounting Firm from January 2003 to December 2006; the CFO (equivalent of Vice President) of Dasheng Real Estate Development Company, which is the subsidiary of Saige Dasheng Co., Ltd from May 2002 to November 2002; the CFO of Shenzhen Securities Department of Hainan Saige International Trust Investment Company from May 2000 to August 2004; and the financial manager of Hainan Wanquanyuan Hot Spring Tourism Development Co., Ltd from 1995 to 2000. During this time, he also was the CFO of Qionghai City Guantang Hotspring Leisure Center, the CFO of Qionghai City Wanquanhe Agricultural Development Co., Ltd, the CFO of Qionghai Wanquanhe Hotspring Tourist Development Property Management Co., Ltd, and the CFO of Qionghai Guantangyuzhuang Resort Co., Ltd. Prior to that, Mr. Liu worked in the financial department of Hainan Jinyuan Industrial Co., Ltd, which is a subsidiary of Chinese Black Metal Limited Company Northwest Branch from 1992 to 1995, and the financial department of Shanxi Aircraft Manufacturing Company from 1988 to 1992.  Mr. Liu earned a master degree from the Economic and Management School at Hong Kong City University.

Naihui Miao, Secretary, Chief Operating Officer and Director – Mr. Liu was appointed as Chief Executive Officer and Director on March 10, 2009. Mr. Liu joined the Company as Vice President in December 2007. He has served as Chairman of Shouguang Vegetable Industry Group, Inc. since 2011. Before he joined the Company, Mr. Liu served as project manager of Shenzhen Guangshen Accounting Firm from January 2007 to November 2007; the department manager of Hainan Zhongou Accounting Firm from January 2003 to December 2006; the CFO (equivalent of Vice President) of Dasheng Real Estate Development Company, which is the subsidiary of Saige Dasheng Co., Ltd from May 2002 to November 2002; the CFO of Shenzhen Securities Department of Hainan Saige International Trust Investment Company from May 2000 to August 2004; and the financial manager of Hainan Wanquanyuan Hot Spring Tourism Development Co., Ltd from 1995 to 2000. During this time, he also was the CFO of Qionghai City Guantang Hotspring Leisure Center, the CFO of Qionghai City Wanquanhe Agricultural Development Co., Ltd, the CFO of Qionghai Wanquanhe Hotspring Tourist Development Property Management Co., Ltd, and the CFO of Qionghai Guantangyuzhuang Resort Co., Ltd. Prior to that, Mr. Liu worked in the financial department of Hainan Jinyuan Industrial Co., Ltd, which is a subsidiary of Chinese Black Metal Limited Company Northwest Branch from 1992 to 1995, and the financial department of Shanxi Aircraft Manufacturing Company from 1988 to 1992.  Mr. Liu earned a master degree from the Economic and Management School at Hong Kong City University.

Yang Zou, Independent Director – Mr. Zou was appointed a director on March 2, 2011. Mr. Zou currently serves as auditing project leader at Beijing Zhongpingjianhuahao Certified Accountants Co., Ltd.  He is a Certified Public Accountant of China and holds the certificate of Certified Internal Auditor.  From March 2003 to September 2009, Mr. Zou was chief financial officer of Bohua Ziguang Zhiye Co., Ltd.  From July 2001 to January 2003, Mr. Zou was the audit department manager of financial center of Beijing Hengji Weiye Electronic Products Co., Ltd., where he was in charge of internal audit, financial budget management, and coordination with external audit. From July 1999 to June 2001, Mr. Zou was manager of finance and audit department of Zhonglian Online Information Development Co., Ltd. From September 1993 to June 1999, Mr. Zou had served as assistant auditor, auditor, and head of project audit of Hainan Zhongou Certified Public Accountants Co., Ltd. From July 1991 to August 1993, Mr. Zou was an accountant of department of finance of Hunan Department Store Co., Ltd.  Mr. Zou graduated from Beijing University with bachelor’s degree in finance.

Nan Li, Independent Director – Mr. Li was appointed a director on November 8, 2010. Mr. Li currently serves as Financial Controller at Global Pharm Holdings Group, Inc., an OTC Bulletin Board listed company.  He holds an Intermediate Accountant Certificate and is a Certified Public Accountant of China.  From 2005 to 2010, Mr. Li was audit manager and divisional manager at Shenzhen Tianhua Accounting Firm, where he participated or been responsible for auditing various Chinese large-scale financial institutions, securities companies, and listed companies, as well as acting as auditor or financial consultant to many U.S.-listed companies.  From March 2002 to July 2004  and from July 2004 to February 2005, he worked as an auditor in the internal control department of two Hong Kong listed companies, Suncorptech and Vision Grande Group, respectively.  Mr. Li holds a master’s degree in International Accountancy.

Shitong Jiang, Independent Director – Mr. Jiang was appointed a director on April 23, 2008.  Mr. Jiang is Chief of the Shouguang City Audit Bureau, Shandong Province, has been with the Audit bureau since 1990. During his career at the Shouguang City Audit Bureau he has held multiple positions including, Auditing Officer and Audit Section Deputy Chief. The Shouguang City Audit Bureau is responsible for the independent audit supervision of the affairs of the government. From 1987 to 1990 Mr. Jiang attended Shandong Financial Institution.

Tengfei Zhang, Independent Director – Mr. Zhang was appointed a director on June 30, 2011. Mr. Zhang currently serves as Chairman of the Board of Supervisors of Shenzhen Kaili Industrial Co., Ltd. He is a Certified Public Accountant in China. From July 2000 to December 2004 , Mr. Zhang was Supervisor of Shenzhen Kaili Industrial Co., Ltd. and Director of Finance of Changsha Kaili Real Estate Development Co., Ltd. From January to June 2000, he was Manager of Financial Department of Shenzhen Kaili Industrial Co., Ltd.  Mr. Zhang graduated from Economics and Management Department of Hunan Business School with a college degree in 1989.

Executive Officers and Significant Employees

Min Li, Chief Financial Officer – was appointed a director on October 30, 2007 and resigned from the position on June 22, 2009.  He has served as Chief Financial Officer since December 2006 and as Chief Financial Officer for Shouguang City Haoyuan Chemical Company Limited. From 2004 to 2006, Mr. Li served as Manager of Financial and Asset Management Department for Shouguang City Yuxin Chemical Company Limited. From 2000 to 2004, Mr. Li served as Manager of the Accounting Department for the Yang Kou Branch of the China Construction Bank.  From 1998 to 1999, Mr Li worked at China Construction Bank Shandong branch and in 2000 Mr. Li worked at the Yangkou Office as the accounting manager.  Mr. Li has a bachelor degree in accounting from Weifang College.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

Involvement in Certain Legal Proceedings

To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of our Company during the past ten years.

Board Operations

The positions of principal executive officer and Chairman of the Board of Company are held by different persons.  The Chairman of the Board chairs Board and stockholder meetings and participates in preparing their agendas.  The Chairman of the Board also calls, plans, and chairs the independent directors’ executive sessions and serves as a focal point for communication between management and the Board between Board meetings, although there is no restriction on communication between directors and management.  Company believes that these arrangements afford the independent directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

The Board plays an active role, as a whole and also at the committee level, in overseeing the management of the Company’s risks. The Board regularly reviews reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks.

The Board of Directors met held 13 meetings and entered into 13 written consents during 2014. During 2014, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member.

Director Qualifications

The Company seeks directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. The Company also seeks directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion, in addition to the ability and commitment to devote time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications.

The Nominating and Corporate Governance Committee and the Board believe that the leadership skills and other experience of the Board members, as described below, provide the Company with a range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Ming Yang is the founder of the company and has been in the chemical industry for more than ten years. Mr. Yang has contributed to the Board’s strong leadership and vision for the development of the Company.

Xiaobin Liu was appointed as Chief Executive Officer and Director on March 10, 2009. Mr Liu has years of experience in capital markets, financial and business management, and strategic planning and development.

Naihui Miao has served as Vice President of Shouguang City Haoyuan Chemical Company Limited since January 2006.  Since January 2006, Mr. Miao has served as Director, Secretary and Vice President of the Company. He is in charge of sales, human resource and business management. Mr Miao has years of experience in the chemical industry, business operations and management, and strategic planning and development.

Yang Zou was appointed as a Director on March 2, 2011. Mr. Zou currently serves as auditing project leader at Beijing Zhongpingjianhuahao Certified Accountants Co., Ltd.  He is a Certified Public Accountant and holds the certificate of Certified Internal Auditor.  Mr Zou has extensive experience in auditing and accounting related matters.

Nan Li was appointed as a Director on November 8, 2010. Mr. Li currently serves as Financial Controller at Global Pharm Holdings Group, Inc., an OTC Bulletin Board listed company.  He holds an Intermediate Accountant Certificate and is a Certified Public Accountant.  Mr Li has extensive experience in financial, auditing and management related matters with publicly listed companies.
Shitong Jiang was appointed as a Director on April 23, 2008.  Mr. Jiang is Chief of the Shouguang City Audit Bureau, Shandong Province. He has been with the audit bureau since 1990.  Mr Jiang has many years of auditing and management experience with PRC government departments.

Tengfei Zhang was appointed as a Director on June 30, 2011. Mr. Zhang currently serves as Chairman of the Board of Supervisors of Shenzhen Kaili Industrial Co., Ltd. He is a Certified Public Accountant. Mr. Zhang has many years of experience in management, finance, business strategy and audit related matters.

Code of Ethics

The Board has adopted a code of ethics applicable to Company’s directors, officers, and employees.  The code of ethics is available at Company’s website, www.gulfresourcesinc.com.

Board Committees

The Board of Directors has standing audit, compensation, and nominating committees, comprised solely of independent directors.  Each committee has a charter, which is available at Company’s website, www.gulfresourcesinc.com.

Audit Committee

The Audit Committee is responsible for reviewing the results and scope of the audit, and other services provided by our independent auditors, and reviewing and evaluating our system of internal controls. Mr. Li is the Audit Committee Financial Expert and Mr. Jiang is the chair of the Audit Committee. Our Audit Committee met five (5) times and entered into five (5) written consent during 2014. Our Board of Directors has determined that Messrs. Li, Zou and Jiang are “independent directors” within the meaning of Rule 10A-3 under the Exchange Act, as determined based upon the criteria for “independence” set forth in the rules of the NASDAQ Stock Market.

Audit Committee Report

With respect to the audit of Company’s financial statements for the year ended December 31, 2014, the Audit Committee has:

·	reviewed and discussed the audited financial statements with management;
·
discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

·
received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant's independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2014.

Shitong Jiang, Chair
Yang Zou
Nan Li

Compensation Committee

The Compensation Committee is responsible for (a) reviewing and providing recommendations to the Board of Directors on matters relating to employee compensation and benefit plans, and (b) assisting the Board in determining the compensation of the Chief Executive Officer and making recommendations to the Board with respect to the compensation of the Chief Financial Officer, other executive officers of the Company and independent directors. Each of Tengfei Zhang, Shitong Jiang and Nan Li are members of the Compensation Committee. The Compensation Committee operates under a written charter. Mr. Zhang is the Chairman of Compensation Committee. The Compensation Committee took action by written consent five (5) times in 2014.

Tengfei Zhang, Chair
Shitong Jiang
Nan Li

Nominating and Corporate Governance Committee

Our Board of Directors established a Nomination and Corporate Governance Committee in June 2009. The purpose of the Nominating and Corporate Governance Committee is to assist our Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring the process to assess board effectiveness. Each of Tengfei Zhang, Shitong Jiang and Yang Zou are members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates under a written charter. Mr. Jiang is the Chairman of Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee did not take action by written consent in 2014. The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the listing standards of NASDAQ and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o Gulf Resources, Inc., Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City , Shandong Province, the People’s Republic of China. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but needs not, include a questionnaire. The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated differently from any other potential nominee. Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

The Board does not have a formal policy on Board candidate qualifications.  The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience.  Depending upon the current needs of the Board, certain factors may be weighed more or less heavily.  In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the Committee considers. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons.  The directors will not evaluate candidates differently based on who has made the recommendation.

Shitong Jiang, Chair
Yang Zou
Tengfei Zhang

Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, Gulf Resources, Inc., Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City , Shandong Province, the People’s Republic of China 262700, who will forward the correspondence to each addressee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Company’s directors and executive officers and any beneficial owner of more than 10% of any class of Company equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish copies of the reports to Company.  Based solely on the Company’s review of copies of such forms and written representations by Company’s executive officers and directors received by it, Company believes that during 2014, all such reports were filed timely, except Yang Zou made one late Form 4 filing with respect to one transaction.

Executive Compensation

The following table sets forth information regarding compensation of the named executive officers for each of the two fiscal years in the period ended December 31, 2014.

FISCAL 2014 NAMED EXECUTIVE OFFICER COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus($)	Stock Awards($)	Option Awards$(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Xiaobin Liu, CEO	2014 2013	48,843 48,426	- -	- -	68,206 131,357	- -	- -	- -	117,049 179,783
Min Li, CFO	2014 2013	32,139 30,412	- -	- -	68,206 131,357	- -	- -	- -	100,345 161,769
Naihui Miao, COO	2014 2013	32,139 30,412	- -	- -	68,206 131,357	- -	- -	- -	100,345 161,769

(1) Represents the dollar amount recognized for financial statement reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) 718 – “Compensation - Stock Compensation.”

Except as disclosed below under the caption “Directors Compensation,” we have not paid or accrued any fees to any of our executive directors for serving as a member of our Board of Directors. We do not have any retirement, pension, profit sharing or insurance or medical reimbursement plans covering our officers and directors. Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of such expenses by anyone other than our Board of Directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Grants of Plan-Based Awards

The following table sets forth information regarding each award made to the named executive officers, under Company’s Amended and Restated 2007 Equity Incentive Plan, during fiscal 2014.

FISCAL 2014 GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Stocks or Units	Underlying Options	Option Award($)	and Options
Xiaobin Liu, CEO	Nov. 19, 2014	-	-	-	-	-	-	-	150,000	$0.978	$68,206
Min Li, CFO	Nov. 19, 2014	-	-	-	-	-	-	-	150,000	$0.978	$68,206
Naihui Miao, COO	Nov. 19, 2014	-	-	-	-	-	-	-	150,000	$0.978	$68,206

Narrative Discussion

The following employment agreements were entered into by the Company and the named executive officers:

Xiaobin Liu

The employment agreement for Xiaobin Liu to serve as Chief Executive Officer of the Company was renewed on March 12, 2015 with a term of three years. Xiaobin Liu is also a member of the Board of Directors. Pursuant to the agreement, Mr. Liu is entitled to receive annual compensation equal to approximately $49,000, subject to changes in the foreign exchange rate and market conditions.

Min Li

The employment agreement for Min Li to serve as Chief Financial Officer of the Company was renewed on January 1, 2015 with a term of one year. Pursuant to the agreement, Mr. Li is entitled to receive annual compensation equal to approximately $32,750, subject to changes in the foreign exchange rate and market conditions.

Naihui Miao

The employment agreement for Naihui Miao to serve as Chief Operating Officer of the Company was renewed on July 10, 2012 with a term of three years. Mr. Miao is also a member of the Board of Directors. Pursuant to the agreement, Mr. Miao is entitled to receive annual compensation equal to approximately $32,750, subject to changes in the foreign exchange rate and market conditions.

In addition, each of our named executive officers is entitled to participate in any and all benefit plans from time to time, in effect for employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time. On November 19, 2014, each of Xiaobin Liu, Min Li, and Naihui Miao was granted an option to purchase 150,000 shares of Common Stock pursuant to the Company’s 2007 Equity Incentive Plan with an exercise price of $0.978. Such options vested and became exercisable on November 19, 2014.

Assuming the employment of the Company’s named executive officers were to be terminated without cause or for good reason or in the event of change in control, as of December 31, 2014, the following individuals would have been entitled to payments in the amounts set forth opposite to their name in the below table:

Name	Cash Payment
Xiaboin Liu	$0
Min Li	$0
Naihui Miao	$0

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each named executive officer, information regarding unexercised stock options, unvested stock awards, and equity incentive plan awards outstanding as of December 31, 2014.

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Xiaobin Liu, CEO	150,000			0.978	Nov 18, 2018
	200,000	0	0	0.952	May 29, 2017	-	-	-	-
	200,000	0	0	0.952	July 16, 2016	-	-	-	-
	200,000	0	0	4.97	March 28, 2015
Min Li, CFO	150,000			0.978	Nov 18, 2018
	200,000	0	0	0.952	May 29, 2017	-	-	-	-
	200,000	0	0	0.952	July 16, 2016	-	-	-	-
	200,000	0	0	4.97	March 28, 2015
Naihui Miao, COO	150,000			0.978	Nov 18, 2018
	200,000	0	0	0.952	May 29, 2017	-	-	-	-
	200,000	0	0	4.97	March 28, 2015

Option Exercises and Stock Vested

The following table sets forth aggregate information with respect to each named executive officer regarding the exercise of stock options, stock appreciation rights, and similar instruments and the vesting of restricted stock, restricted stock units and similar instruments, for fiscal 2014.

FISCAL 2014 OPTION EXERCISES AND STOCK VESTED
	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Xiaobin Liu, CEO	0	0	0	0
Min Li, CFO	0	0	0	0
Naihui Miao, COO	0	0	0	0

Pension Benefits Table

The Company does not provide to any of its named executive officers any plans that provide for payments or other benefits at, following, or in connection with retirement.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table

None of our named executive officer had any non-qualified defined contribution or other plan that provides for the deferral of compensation, for fiscal 2014.

Compensation of Directors

The following table sets forth information regarding compensation of each director, other than our named executive officers, for fiscal 2014.

FISCAL 2014 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards $(l)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ming Yang	37,414	-	-	-	-	-	37,414
Nan Li	0	-	4,600	-	-	-	4,600
Shitong Jiang	0	-	7,900	-	-	-	7,900
Yang Zou	0	-	10,200	-	-	-	10,200
Tengfei Zhang	0	-	8,200	-	-	-	8,200

(1) Represents the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC 718 – “Compensation – Stock Compensation.”

We have entered into director agreements with each of the directors Nan Li, Shitong Jiang, Yang Zou, and Tengfei Zhang, pursuant to which we shall grant them options to purchase 12,500 shares of our Common Stock upon execution of such agreements and each of the anniversary dates with exercise prices not less than the closing market price of our Common Stock on the dates of grant. Additionally, the granting of future options is contingent upon the director’s continued service with our Company. We do not pay any cash compensation for any of the directors Nan Li, Shitong Jiang, Yang Zou, and Tengfei Zhang.

Compensation Committee Interlocks and Insider Participation
Members of our Compensation Committee of the Board of Directors during 2014 were Tengfei Zhang, Nan Li, and Shitong Jiang. No member of our Compensation Committee was, or has been, an officer or employee of the Company or any of our subsidiaries. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

Certain Relationships and Related Transactions

On September 25, 2012, the Company purchased five stories of a commercial building in the PRC, through SYCI, from Shandong Shouguang Vegetable Seed Industry Group Co., Ltd. (the “Seller”) at a cost of approximately $5.7 million in cash, of which Mr. Ming Yang, the Chairman of the Company, had a 99% equity interest in the Seller. The cost of the five stories of the commercial building was valued by an independent appraiser on September 17, 2012 to its fair value and recorded as property, plant and equipment. The Company commenced using the property as the new headquarters for the office in early January, 2013. During the fiscal year 2013, the Company entered into an agreement with the Seller to provide property management services for an annual amount of $100,704 for five years from January 1, 2013 to December 31, 2017. The Company recorded in general and administrative expense an amount of $100,704 in the year ended December 31, 2014 and 2013.

During the fiscal year 2014 and 2013, the Company borrowed $459,974 and $905,449, and fully repaid later during the same period, from Jiaxing Lighting Appliance Company Limited (“Jiaxing Lighting”), in which Mr. Ming Yang, a shareholder and the Chairman of the Company, has a 100% equity interest in Jiaxing Lighting. The amounts due to Jiaxing Lighting were unsecured, interest free and repayable on demand.

Director Independence

The Board of Directors has determined that Nan Li, Yang Zou, Shitong Jiang and Tengfei Zhang are independent under Rule 5605(a)(2) of the NASDAQ Listing Rules. In addition, under applicable rules and regulations, and as determined by the Board, all of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees are “independent” directors.

Directors are elected by a plurality of votes cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed Morison Cogen LLP (“MC”) as independent accountants for fiscal 2015, subject to the ratification by stockholders.  Representatives of MC are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

If stockholders fail to ratify the appointment, or, if before the next Annual Meeting, MC declines or the Audit Committee terminates the engagement, or MC otherwise become unable to serve, the Audit Committee will appoint other independent accountants whose selection for any period subsequent to the next Annual Meeting year will be subject to stockholder ratification.

Services and Fees of Independent Accountants

The aggregate fees billed to the Company by MC during the last two fiscal years were as follows:

Fees	2014	2013
Audit Fees	$243,000	$243,000
Audit Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$243,000	$243,000

Audit Fees

This category consists of fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

This category consists of services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. This category includes accounting consultations on transaction and proposed transaction related matters.

Tax Fees

The aggregate fees in each of the last two years for the professional services rendered by MC for tax compliance, tax advice and tax planning were nil.

All Other Fees

There are no other fees to disclose.

Pre-Approval of Services

The Audit Committee appoints the independent accountant each year and pre-approves the audit services.  The Audit Committee chair is authorized to pre-approve specified non-audit services for fees not exceeding specified amounts, if he promptly advises the other Audit Committee members of such approval.

A majority of votes cast is required to ratify appointment of the independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote to approve the compensation paid to the Company’s named executive offices, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402 of Regulation S-K, compensation tables, and narrative discussion.

The advisory vote is not binding on the Company, the Board of Directors, or management; if executive compensation is not approved by a majority of the votes cast, the Compensation Committee will take account of this fact when considering executive compensation in future years.

A majority of votes cast is required for advisory approval of executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to Company’s named executive offices, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402 of Regulation S-K, compensation tables, and narrative discussion, be, and hereby is, approved.

PROPOSAL 4

RATIFICATION OF AMENDMENT TO AMENDED AND RESTATED 2007 EQUITY PARTICIPATION PLAN

Summary and Purpose of the Amended Equity Participation Plan

The Board of Directors has voted to amend the Amended and Restated 2007 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan by 6,000,000 shares.

Increase in Number of Authorized Shares

The Plan has been in place since 1997. Currently, there are 4,341,989 shares of Common Stock authorized for issuance under the Plan. However, as of the date hereof, the Company only has 1,060,989 shares of Common Stock available for future issuance under the Plan. The Board of Directors believes that the Company’s success depends in large part on its ability to attract, retain, and motivate its executive officers and other key personnel and that grants of awards under the Plan may be a significant element of compensation for such persons. The Board of Directors believes that the proposed increase in the number of shares of Common Stock available for issuance as provided in the Plan will provide the Compensation Committee with greater flexibility in the administration of the Plan and is appropriate in light of the growth of the Company in order to attract and retain key individuals. Following the proposed increase, the number of shares for which awards may be granted in the future under the Plan (7,060,989 shares) shall represent approximately 15% of the issued and outstanding shares of Common Stock of the Company as of the date hereof.

A full copy of the Plan in its current form is attached as Exhibit A to the Company’s 2011 Proxy Statement filed with the SEC on April 29, 2011. The amendment to the Plan is attached as Appendix A to this Proxy Statement.

Awards to be Granted to Certain Individuals and Groups

As of the date hereof, the Company cannot determine the benefits or amounts that will be received by or allocated to any individual or group resulting from the approval of the amendment to the Plan.

Equity Compensation Plan Information

The following table provides information as of December 31, 2014 about our equity compensation plans and arrangements.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,744,000	$2.38	843,489
Equity compensation plans not approved by security holders	-	-	-
Total	2,744,000	$2.38	843,489

A majority of votes cast is required to amend the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE PLAN TO INCREASE THE NUMBER OF AWARDS AVAILABLE FOR FUTURE ISSUANCE.
PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares to amend the Plan, unless you direct the holder how to vote, by marking your proxy card, or by following the instructions on the proxy card to vote on the Internet.

PROPOSAL 5

APPROVAL TO CHANGE THE COMPANY'S STATE OF INCORPORATION
FROM DELAWARE TO NEVADA

The Board of Directors has unanimously adopted a resolution seeking stockholder approval to change our state of incorporation from Delaware to Nevada, which we refer to as the “Reincorporation.”

The primary rationale for reincorporating in Nevada is that the franchise tax that we annually pay the State of Delaware for organizing the Company under the laws of that State was $180,000 for the year ended December 31, 2014. By contrast, Nevada currently imposes no corporate income or franchise tax. Nevada imposes a nominal amount of annual corporate fees on corporations.

Reincorporation would be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly-owned subsidiary of the Company, which we refer to as “Gulf Resources Nevada,” pursuant to an Agreement and Plan of Merger, or “Merger Agreement,” in substantially the form attached as Appendix B to this Proxy Statement. Upon completion of the merger, Gulf Resources Nevada will be the surviving corporation and will continue to operate our business under the name “Gulf Resources” unless we subsequently change the name of the company. In this section, we refer to the Company before the Reincorporation as the “Company” and after the merger as “Gulf Resources Nevada.” In connection with the Reincorporation, if affected:

•
There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial);

•
The directors and officers of the Company prior to the Reincorporation will hold the same respective positions with Gulf Resources Nevada following the Reincorporation, and there will be no substantive change in employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers of the Company; and

•
Your shares of Common Stock of the Company will automatically be converted into an equivalent number of shares of common stock of Gulf Resources Nevada, and the Company will apply to have shares of its Common Stock listed on the NASDAQ under the same symbol (GURE). YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF GULF RESOURCES NEVADA.

Upon completion of the Reincorporation, the number of authorized shares of capital stock of Gulf Resources Nevada will be identical to the Company's capital stock existing at the time of the Reincorporation.

Reasons for the Reincorporation

The Board of Directors believes that the Reincorporation is in the best interests of the Company and its stockholders because it would eliminate our obligation to pay the annual Delaware franchise tax that would result in significant savings to us over the long term. Should we reincorporate in the State of Nevada, our annual filing fee and annual license in the State of Nevada would be nominal.

Potential Disadvantages and Considerations of Reincorporation

Delaware has historically been the state in which a majority of public companies incorporate. A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders' rights to challenge them. However, it appears that Nevada is emulating, and in certain cases surpassing, Delaware in creating a corporation-friendly environment.

Principal Features of the Reincorporation - The Merger Agreement

The Reincorporation would be effected through the merger of the Company with and into Gulf Resources Nevada, a newly-formed Nevada corporation that will be a wholly-owned subsidiary of the Company, pursuant to the Merger Agreement. Prior to the merger, Gulf Resources Nevada will have no material assets or liabilities and will not have carried on any business. Upon completion of the merger, Gulf Resources Nevada will succeed to the assets and liabilities of the Company and will continue to operate our business under the name “Gulf Resources” unless we subsequently change that name. The merger agreement is attached to this proxy statement as Appendix B and is referred to throughout this Proxy Statement as the “Merger Agreement.”

Prior to the merger, Gulf Resources Nevada will have 10 shares of common stock issued and outstanding held by the Company, with only minimal capital. Upon completion of the merger, each outstanding share of Common Stock of the Company will be automatically converted into one share of common stock of Gulf Resources Nevada. In addition, all outstanding warrants and options exercisable for shares of the Company’s Common Stock will be automatically converted into comparable warrants and options of Gulf Resources Nevada. The terms of the Merger Agreement will provide that the ten outstanding shares of outstanding common stock of Gulf Resources Nevada held by the Company will be cancelled upon the effectiveness of the merger, with the result that the Company’s current stockholders will be the only stockholders of the surviving corporation.

Subject to obtaining requisite stockholder approval for the Reincorporation, the merger will become effective upon the filing of articles of merger with the Nevada Secretary of State and a certificate of merger and the plan of merger with the Delaware Secretary of State. We expect that the Delaware Secretary of State will insist that the Company clears its accrued franchise tax for 2015 before allowing a filing of the certificate of merger. Upon the effectiveness of the merger, the articles of incorporation and the bylaws of Gulf Resources Nevada, in substantially the forms attached to this Proxy Statement as Appendices C and D, respectively, will govern corporate operations and activities of the surviving corporation.

You will not have to take any action to exchange your stock certificates as a result of the merger. The current certificates representing shares of the Company's Common Stock will automatically represent an equal number of shares of Gulf Resources Nevada’s common stock following the Reincorporation. New certificates with a new CUSIP number representing shares of Gulf Resources Nevada common stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Differences between Delaware and Nevada Law

The rights of the Company’s stockholders are currently governed by Delaware law and the Company's certificate of incorporation and by-laws. The Merger Agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of Gulf Resources Nevada. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of Gulf Resources Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of Gulf Resources Nevada following the merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of Gulf Resources Nevada, which are attached as Appendices C and D, respectively, to this Proxy Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation merger as provided in the Merger Agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

General. As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware's prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders' rights to challenge them.

Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Limitation on Personal Liability of Directors. Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Our current certificate of incorporation currently limits the liability of our directors to the fullest extent permitted by law.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law expressly excludes directors and officers from liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability not only of directors, but also of officers, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation's creditors.

The articles of incorporation for Gulf Resources Nevada provide for limitations of liability of directors and officers to the fullest extent permitted by Nevada law.

Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists. out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchase of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least two-thirds of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.

Special Meetings of the Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholders meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Annual Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

Adjournment of Stockholder Meetings. Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Shareholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of stockholder approval. Currently, no such provision is contemplated to be contained in the Gulf Resources Nevada articles of incorporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized un-issued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation's shares and correspondingly effect a forward or reverse split of any such class or series of the corporation's shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Stockholder Inspection Rights. Under Delaware law, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation's stock ledger, list of stockholders and its other books and records for any proper purpose. Under Nevada law, certain stockholders have the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a corporation, or who has been authorized in writing by the holders of at least 15% of such shares. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

Certain Federal Income Tax Consequences of the Reincorporation

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company's Common Stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or Gulf Resources Nevada. Each stockholder will have the same basis in Gulf Resources Nevada’s common stock received as a result of the Reincorporation as that holder has in the corresponding Common Stock of the Company held at the time the Reincorporation occurs. Each holder's holding period in Gulf Resources Nevada’s common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding Common Stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Accounting Consequences Relating to this Proposal No. 5

We do not anticipate that any significant accounting consequences would arise as a result of the Reincorporation.

Appendices Relating to this Proposal No. 5

The form of the Merger Agreement of the Company into Gulf Resources Nevada, the Articles of Incorporation of Gulf Resources Nevada and the Bylaws of Gulf Resources Nevada are attached to this Proxy Statement as Appendices B, C and D, respectively.

Vote Required; Recommendation of our Board of Directors

The affirmative vote of a majority of the outstanding shares is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REINCORPORATION OF THE COMPANY FROM DELAWARE TO NEVADA.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares to approve the reincorporation, unless you direct the holder how to vote, by marking your proxy card, or by following the instructions on the proxy card to vote on the Internet.

OTHER INFORMATION

Important Notice Regarding Availability of Proxy Materials

Under new rules adopted by the SEC, the Company is making this Proxy Statement and the Company’s Annual Report available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies by telephone or over the Internet.

Stockholders' Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for the 2016 annual meeting must be received by Company within a reasonable time before the Company prints and mails its proxy statement for the 2016 annual meeting, which is anticipated to occur in the second quarter of 2016.

Other Business

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

Where You Can Find More Information

We file annual and quarterly reports, proxy statements and other information with the SEC.  Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms.  Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov.  The Company’s Annual Report on Form 10-K is available on our website at www.gulfresourcesinc.cn.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING.  NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED APRIL 30, 2015.  STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Ming Yang
Ming Yang
Chairman of the Board of Directors

Dated: August    , 2015

APPENDIX A

AMENDMENT TO AMENDED AND RESTATED GULF RESOURCES, INC.

2007 EQUITY INCENTIVE PLAN

Section 4.1 of the Amended and Restated Gulf Resources, Inc. 2007 Equity Incentive Plan shall be deleted and replaced in its entirety to read as follows:

“4.1. Number of Shares Available. Subject to Sections 4.2 and 19, the total aggregate number of Shares initially reserved and available for grant and issuance pursuant to the Plan shall be Ten Million Three Hundred and Forty-One Thousand Nine Hundred and Eighty-Nine (10,341,989) Shares and shall include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unvested Awards granted under the Plan.”

APPENDIX B

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Plan”) is adopted as __________, 2015, by and between Gulf Resources, Inc., a Delaware corporation (“Gulf Resources Delaware”), and Gulf Resources, Inc., a Nevada corporation and a wholly owned subsidiary of Gulf Resources Delaware (“Gulf Resources Nevada”).

WHEREAS, Gulf Resources Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, Gulf Resources Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, as of the date hereof, Gulf Resources Delaware has authority to issue 81,000,000 shares of capital stock, consisting of 80,000,000 shares of common stock, $0.0005 par value per share (“Delaware Common Stock’), of which _______________ shares are issued and outstanding and 1,000,000 shares of preferred stock par value $0.001 per share (“Delaware Preferred Stock”) of which no shares are issued and outstanding.

WHEREAS, on the date hereof, ten (10) shares of Nevada Common Stock are issued and outstanding and are owned by Gulf Resources Delaware;

WHEREAS, the respective boards of directors of Gulf Resources Nevada and Gulf Resources Delaware have determined that, for the purpose of effecting the reincorporation of Gulf Resources Delaware in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that Gulf Resources Delaware merge with and into Gulf Resources Nevada upon the terms and conditions herein provided;

WHEREAS, the respective boards of directors of Gulf Resources Nevada and Gulf Resources Delaware have approved this Plan; and

WHEREAS, the respective stockholders of Gulf Resources Nevada and Gulf Resources Delaware have approved this Plan.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Gulf Resources Delaware and Gulf Resources Nevada hereby agree to merge as follows:

1. Merger. Subject to the terms and conditions hereinafter set forth, Gulf Resources Delaware shall be merged with and into Gulf Resources Nevada, with Gulf Resources Nevada to be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 252 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware or articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the "NRS").

2. Principal Office of Gulf Resources Nevada. The address of the principal office of Gulf Resources Nevada is Level 11, Vegetable Building, Industrial Park of the East Shouguang City, Shandong, China.

3. Corporate Documents. The Articles of Incorporation of Gulf Resources Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of Gulf Resources Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Gulf Resources Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of Gulf Resources Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4. Directors and Officers. The directors and officers of Gulf Resources Delaware at the Effective Time shall be and become directors and officers, holding the same titles and positions, of Gulf Resources Nevada at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of Gulf Resources Nevada.

5. Succession. At the Effective Time, Gulf Resources Nevada shall succeed to Gulf Resources Delaware in the manner of and as more fully set forth in Section 259 of the DGCL and in Section 92A.250 of the NRS.

6. Further Assurances. From time to time, as and when required by Gulf Resources Nevada or by its successors and assigns, there shall be executed and delivered on behalf of Gulf Resources Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in Gulf Resources Nevada the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of Gulf Resources Delaware, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of Gulf Resources Nevada are fully authorized in the name and on behalf of Gulf Resources Delaware or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7. Common Stock of Gulf Resources Delaware. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Delaware Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Nevada Common Stock.

8. Stock Certificates. At and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Delaware Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Common Stock into which the shares of the Delaware Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Gulf Resources Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Gulf Resources Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock evidenced by such outstanding certificate as above provided.

9. Options; Warrants. Each option, warrant or other right to purchase shares of Delaware Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase one share of Nevada Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase Delaware Common Stock.

10. Common Stock of Gulf Resources Nevada. At the Effective Time, the previously outstanding ten (10) shares of Nevada Common Stock registered in the name of Gulf Resources Delaware shall, by reason of the Merger, be reacquired by Gulf Resources Nevada, shall be retired and shall resume the status of authorized and unissued shares of Nevada Common Stock, and no shares of Nevada Common Stock or other securities of Gulf Resources Nevada shall be issued in respect thereof.

11. Amendment. The Boards of Directors of Gulf Resources Delaware and Gulf Resources Nevada may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of Gulf Resources Nevada or the stockholders of Gulf Resources Delaware shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Delaware Common Stock, (ii) alter or change any term of the articles of incorporation of Gulf Resources Nevada, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Delaware Common Stock.

12. Abandonment. At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either Gulf Resources Delaware or Gulf Resources Nevada or both, notwithstanding approval of this Plan by the sole shareholder of Gulf Resources Nevada or the stockholders of Gulf Resources Nevada, or both.

13. Rights and Duties of Gulf Resources Nevada. At the Effective Time and for all purposes the separate existence of Gulf Resources Delaware shall cease and shall be merged with and into Gulf Resources Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of Gulf Resources Delaware; and all property (real, personal and mixed), all debts due on whatever account, all choices in action, and all and every other interest of or belonging to or due to Gulf Resources Delaware shall continue and be taken and deemed to be transferred to and vested in Gulf Resources Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in Gulf Resources Delaware shall not revert or be in any way impaired by reason of such Merger; and Gulf Resources Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of Gulf Resources Delaware; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against Gulf Resources Delaware may be prosecuted as if the Merger had not taken place, or Gulf Resources Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of Gulf Resources Delaware shall be impaired by the Merger. If at any time Gulf Resources Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of Gulf Resources Delaware in Gulf Resources Nevada according to the terms hereof, the officers and directors of Gulf Resources Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Gulf Resources Nevada, and otherwise to carry out the purposes of this Plan.

14. Consent to Service of Process. Gulf Resources Nevada hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Gulf Resources Delaware, as well as for enforcement of any obligation of Gulf Resources Nevada arising from the Merger. Gulf Resources Nevada hereby irrevocably appoints the Secretary of State of the State of Delaware and the successors of such officer its attorney in fact in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against Gulf Resources Nevada any obligation of Gulf Resources Delaware. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to Gulf Resources Nevada at Level 11, Vegetable Building, Industrial Park of the East Shouguang City, Shandong, China or delivered personally or by overnight mail to the principal executive officers of Gulf Resources Nevada located at the same address.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors of Gulf Resources Delaware and Gulf Resources Nevada, has been executed on behalf of each of said two corporations by their respective duly authorized officers.
GULF RESOURCES, INC.,
a Delaware corporation

By:
Xiaobin Liu
President and CEO

GULF RESOURCES INC.,
a Nevada corporation

By:
Xiaobin Liu
President and CEO

APPENDIX C

ARTICLES OF INCORPORATION
OF
GULF RESOURCES, INC.
(a Nevada corporation)

ARTICLE I
NAME

The name of the corporation shall be Gulf Resources, Inc. (hereinafter, the “Corporation”).

ARTICLE II
REGISTERED OFFICE

The name and street address of the Corporation's registered agent in the State of Nevada is ____________, _______________, Carson City, NV 89701.

The corporation may also maintain offices at such other places within or outside of the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if held in the State of Nevada.

ARTICLE III
PURPOSE

The Corporation may engage in any lawful activity for which corporations may now or hereafter be organized under the Nevada Revised Statutes (“NRS”).

ARTICLE IV
CAPITAL STOCK

The total number of shares of all classes of stock which the corporation has authority to issue is 81,000,000 shares, consisting of two classes: 80,000,000 shares of Common Stock, $0.0005 par value per share, and 1,000,000 shares of Preferred Stock, $0.001 par value per share.

The Board of Directors is expressly authorized by resolution or resolutions from time to time adopted, subject to any limitations and requirements prescribed by the Nevada Revised Statutes and the provisions hereof, to provide for the issuance of the shares of Preferred Stock in one or more series and, by filing a Certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each series, and to fix the designations, powers, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and the qualifications, limitations and restrictions thereof, if any, with respect to such series of Preferred Stock. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of any of the following:

(a) The number of shares constituting the series and the distinctive designation of the series, with the right to increase or decrease the number of shares of such series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges, and if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h) Any other relative rights, preferences and limitations of that series, if any, as the Board of Directors may lawfully fix under the NRS as in effect at the time of the creation of that series.

ARTICLE V
BOARD OF DIRECTORS

The Board of Directors shall initially consist of seven members and thereafter shall consist of the number of directors that, from time to time shall be fixed by, or in the manner provided in the bylaws of the corporation. The names and addresses of the individuals who are to serve as the initial Board of Directors of the corporation until the next annual meeting of stockholders, or until their successors are duly elected and qualified are as follows:

Name	Address

Ming Yang	Level 11, Vegetable Building, Industrial Park of the East Shouguang City, Shandong, China
Xiaobin Liu	Level 11, Vegetable Building, Industrial Park of the East Shouguang City, Shandong, China
Naihui Miao	Level 11, Vegetable Building, Industrial Park of the East Shouguang City, Shandong, China
Yang Zou	Level 11, Vegetable Building, Industrial Park of the East Shouguang City, Shandong, China
Nan Li	Level 11, Vegetable Building, Industrial Park of the East Shouguang City, Shandong, China
Shitong Jiang	Level 11, Vegetable Building, Industrial Park of the East Shouguang City, Shandong, China
Tengfei Zhang	Level 11, Vegetable Building, Industrial Park of the East Shouguang City, Shandong, China

Elections of directors need not be done by written ballot unless the Bylaws of the corporation shall otherwise provide.

The Board of Directors is authorized to adopt, alter, amend or repeal the Bylaws of the corporation.

Each director shall serve until his successor is elected and qualified or until his death, resignation or removal; and no decrease in the authorized number of directors shall shorten the term of any incumbent director.

Newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the NRS, these Articles of Incorporation, and any Bylaws.

ARTICLE VI
LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by the NRS as so amended from time to time.

Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VI, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

ARTICLE VI
INDEMNIFICATION

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any such action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director of the Corporation, or who is serving at the request of the Corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the Corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

Without limiting the application of the foregoing, the Board of Directors may adopt bylaws from time to time without respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer of the corporation or who is serving at the request of the corporation as an officer, director or representative of any other entity or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

Any repeal or modification of the above provisions of this Article VI, approved by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the corporation existing as of the time of such repeal or modification. In the event of any conflict between the above indemnification provisions, and any other Article of the Articles, the terms and provisions of this Article VI shall control.

ARTICLE VII
CONTRACTS OR COMBINATIONS WITH INTERESTED PERSONS

At such time, if any, as the corporation becomes a "resident domestic corporation," as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statute.

No contract or other transaction of the corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (i) the fact that any one or more of the directors or officers of the corporation is interested in or is a director or officer of such other firm or corporation; or, (ii) the fact that any director or officer of the corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the corporation. Each person who may become a director or officer of the corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

ARTICLE VIII
INCORPORATOR

The name and mailing address of the incorporator is:

Tahra T. Wright, Esq. Loeb & Loeb LLP 345 Park Avenue NY, NY 10154

The undersigned incorporator hereby acknowledges that the foregoing certificate is her act and deed and that the facts stated herein are true.

Dated: __________, 2015

INCORPORATOR _____________________ Tahra T. Wright

APPENDIX D

BYLAWS
OF
GULF RESOURCES, INC.
(a Nevada corporation)

As Adopted ____________, 2015

ARTICLE I
OFFICES

Section 1.1 Principal Offices. The initial principal office shall be in the Level 11, Vegetable Building, Industrial Park of the East Shouguang City, Shandong, China.

Section 1.2 Other Offices. The board of directors may at any time establish a replacement principal office, branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE II
STOCKHOLDERS

Section 2.1 Annual Meetings. Unless directors are elected by written consent in lieu of an annual meeting as permitted by Section 78.320 of the Nevada Revised Statutes ("NRS"), or any successor statute, an annual meeting of stockholders shall be held for the election of directors at such date and time as the Board of Directors shall each year fix. The meeting may be held either at a place, within or without the State of Nevada, or by means of remote communication as the Board of Directors in its sole discretion may determine. Any other proper business may be transacted at the annual meeting.

Section 2.2. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the entire Board of Directors, any two directors or the President. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting within the limits fixed by law.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.3 and 2.4 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than ten (10) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.2 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 2.3 Notice of Meetings. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.4 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters that the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Section 2.4 Manner of Giving Notice; Electronic Notice; Affidavit of Mailing.

(a) Except as otherwise provided in this Section 2.4, notice of any meeting of stockholders shall be given either personally or by first-class mail or facsimile or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

(b) If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

(c) Any notice to stockholders given by the Corporation pursuant to any provision of the NRS, the Articles of Incorporation or these Bylaws is effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. The consent is revocable by the stockholder by written notice to the corporation. The consent is revoked if:

(i) The corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with the consent; and

(ii) The inability to deliver by electronic transmission becomes known to the secretary, assistant secretary, transfer agent or other agent of the corporation responsible for the giving of notice. However, the inadvertent failure to treat the inability to deliver a notice by electronic transmission as a revocation does not invalidate any meeting or other action.

Electronic notice pursuant to subsection (c) of this Section 2.4 shall be deemed given if:

(A) by facsimile machine, when directed to a number at which the stockholder has consented to receive notice;

(B) by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; or

(C) by a posting on an electronic network together with separate notice to the stockholder of the specific posting,

upon the later of: (i) such posting; (ii) the giving of the separate notice; and (iii) by any other form of electronic transmission, when directed to the stockholder.

(d) An affidavit of the mailing or other means of giving any notice of any stockholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 2.5 Adjournments. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 2.6 Quorum. At each meeting of stockholders the holders of a majority of the shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business, unless otherwise required by applicable law. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

If a quorum shall fail to attend any meeting, the chairperson of the meeting or the holders of a majority of the shares entitled to vote who are present, in person or by proxy, at the meeting may adjourn the meeting. Shares of the Corporation's stock belonging to the Corporation (or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation are held, directly or indirectly, by the Corporation), shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any other corporation to vote any shares of the Corporation's stock held by it in a fiduciary capacity and to count such shares for purposes of determining a quorum.

Section 2.7 Conduct of Meetings. Meetings of stockholders shall be presided over by such person as the Board of Directors may designate, or, in the absence of such a person, the Chairperson of the Board of Directors, or, in the absence of such person, the President of the Corporation, or, in the absence of such person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, at the meeting. Such person shall be chairperson of the meeting and, subject to Section 2.15 hereof, shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her to be in order. The Secretary of the Corporation shall act as secretary of the meeting, but in such person's absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8 Voting.

(a) Unless a record date set for voting purposes be fixed as provided in Section 2.10 of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

(b) When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Stockholders are not permitted to cumulate votes in the election of directors unless required by law and then only in accordance with the required procedures applicable thereto. Unless otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, every matter other than the election of directors shall be decided by the affirmative vote of the holders of a majority of the shares of stock entitled to vote thereon that are present in person or represented by proxy at the meeting and are voted for or against the matter.

(c) If a vote is to be taken by written ballot, then each such ballot shall state the name of the stockholder or proxy voting and such other information as the chairperson of the meeting deems appropriate and, if authorized by the Board of Directors, the ballot may be submitted by electronic transmission in the manner provided by law.

Section 2.9 Proxies. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of Section 78.355 of the NRS, or any successor statute, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

Section 2.10 Fixing Date for Determination of Stockholders of Record. The guidelines for fixing the record date for determination of stockholders entitled to notice of meetings and to vote at such meetings, and for other purposes incident to their role as stockholders of the Corporation are set forth in Section 10.2 of these Bylaws.

Section 2.11 List of Stockholders Entitled to Vote. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either on a reasonably accessible electronic network as permitted by law (provided that the information required to gain access to the list is provided with the notice of the meeting) or during ordinary business hours at the principal place of business of the Corporation. If the meeting is held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present at the meeting. If the meeting is held solely by means of remote communication, then the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided with the notice of the meeting.

Section 2.12 Participation by Telephonic or Other Electronic Communication. Unless otherwise restricted by the articles of incorporation or bylaws, stockholders may participate in a meeting of stockholders by means of a telephone conference or similar methods of communication by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this subsection constitutes presence in person at the meeting.

Section 2.13 Waiver of Notice or Consent by Absent Stockholders.

(a) The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 2.3 of this Article II, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

(b) Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 2.14 Action by Written Consent of Stockholders. Any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

Section 2.15 Inspectors of Elections.

(a) Unless otherwise provided in the Corporation's Articles of Incorporation or required by the NRS, the following provisions of this Section 2.15 shall apply only if and when the Corporation has a class of voting stock that is: (i) listed on a national securities exchange; (ii) authorized for quotation on an automated interdealer quotation system of a registered national securities association; or (iii) held of record by more than two thousand (2,000) stockholders; in all other cases, observance of the provisions of this Section 2.15 shall be optional, and at the discretion of the Board of Directors of the Corporation.

(b) The Corporation shall, in advance of any meeting of stockholders, appoint one (1) or three (3) inspectors of election to act at the meeting and make a written report thereof. If there are three (3) Inspectors of Election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such Inspector need be a stockholder of the Corporation. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.

(c) Each inspector of election, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability.

(d) Subject to any provisions of the Articles of Incorporation, the Inspectors of Election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; they shall receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close and determine the result; and finally, they shall do such acts as may be proper to conduct the election or vote with fairness to all stockholders. On request, the Inspectors shall make a report in writing to the secretary of the meeting concerning any challenge, question or other matter as may have been determined by them and shall execute and deliver to such secretary a certificate of any fact found by them.

(e) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced by the inspectors at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless a court of competent jurisdiction, upon application by a stockholder, shall determine otherwise.

(f) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in connection with proxies in accordance with Section 78.355 of the NRS, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification of their determinations pursuant to this Section 2.15 shall specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

ARTICLE III
BOARD OF DIRECTORS

Section 3.1 Number; Qualifications. The number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than three (3) nor more than ten (10). The initial number of directors shall be seven (7) members, and thereafter shall be fixed from time to time by resolution of the Board of Directors. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Directors need not be stockholders of the Corporation.

Section 3.2 Election; Resignation; Removal; Vacancies.

(a) The Board of Directors shall initially consist of the person or persons elected by the incorporator or named in the Corporation’s initial Articles of Incorporation. Each director shall serve until his successor is elected and qualified or until his death, resignation or removal. Additional directors elected in connection with rights to elect such additional directors under specified circumstances that may be granted to the holders of any series of Preferred Stock shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series. Any director may resign at any time upon notice to the Corporation given in writing or by electronic transmission.

(b) Any director or the entire board of directors may be removed, with or without cause, by the holders of sixty-six and two-thirds percent (66-2/3%) of the shares then entitled to vote at an election of directors, or as provided from time to time by Section 78.335 of the NRS or any successor statute. Failure to elect a new director to replace a removed director shall be deemed to create a vacancy on the board.

(c) Newly created directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3.4 Election of Chairman of the Board. At the organizational meeting immediately following the annual meeting of stockholders, the directors may elect a Chairman of the Board from among the directors who shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected or until his earlier resignation or removal. Any vacancy in such office may be filled for the unexpired portion of the term in the same manner by the Board of Directors at any regular or special meeting.

Section 3.5 Regular Meetings. Regular meetings of the Board of Directors shall be held immediately following the annual meeting of the stockholders; without call at such time as shall from time to time be fixed by the Board of Directors; and as called by the Chairman of the Board in accordance with applicable law. Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

Section 3.6 Special Meetings.

(a) Special meetings of the Board of Directors shall be held upon call by or at the direction of the Chairman of the Board, the President or any two (2) directors, except that when the Board of Directors consists of one (1) director, then the one director may call a special meeting. Except as otherwise required by law, notice of each special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three (3) days before the day on which the meeting is to be held, or shall be sent to him at such place by telex, telegram, cable, e-mail, facsimile transmission, other means of electronic transmission or telephoned or delivered to him personally, not later than twenty-four (24) hours before the date and time at which the meeting is to be held. Such notice shall state the time and place of such meeting, but need not state the purpose or purposes thereof, unless otherwise required by law, the Articles or these Bylaws.

(b) Notice of any meeting need not be given to any director who shall attend such meeting in person (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened) or who shall waive notice thereof, before or after such meeting, in a signed writing.

Section 3.7 Remote Meetings Permitted. Members of the Board of Directors, or any committee of the Board, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to conference telephone or other communications equipment shall constitute presence in person at such meeting.

Section 3.8 Quorum; Vote Required for Action.

(a) At all meetings of the Board of Directors a majority of the fixed number of directors shall constitute a quorum for the transaction of business. In the absence of a quorum, the directors present, by majority vote and without notice other than by announcement, may adjourn the meeting from time to time until a quorum shall be present. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally notified.

(b) Except as otherwise provided herein or in the Articles of Incorporation, or required by law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.9 Place and Conduct of Meetings. Each regular meeting and special meeting of the Board of Directors shall be held at a location determined as follows: The Board of Directors may designate any place, within or without the State of Nevada, for the holding of any meeting. If no such designation is made: (a) any meeting called by a majority of the directors shall be held at such location, within the county of the Corporation's principal executive office, as the directors calling the meeting shall designate; and (b) any other meeting shall be held at such location, within the county of the Corporation's principal executive office, as the Chairman of the Board may designate or, in the absence of such designation, at the Corporation's principal executive office. Subject to the requirements of applicable law, all regular and special meetings of the Board of Directors shall be conducted in accordance with such rules and procedures as the Board of Directors may approve and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. Meetings of the Board of Directors shall be presided over by the Chairperson of the Board of Directors, or in such person's absence by the President, or in such person's absence by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in such person's absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 3.10 Adjournment. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 3.11 Notice of Adjournment. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 3.6 of this Article III, to the directors who were not present at the time of the adjournment.

Section 3.12 Written Action by Directors. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee, respectively. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.13 Waiver of Notice. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 3.14 Powers. The Board of Directors may, except as otherwise required by law or the Articles of Incorporation, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 3.15 Fees and Compensation of Directors. Directors shall be paid such compensation as may be fixed from time to time by resolution of the Board of Directors: (i) for their usual and contemplated services as directors; (ii) for their services as members of committees appointed by the Board of Directors, including attendance at committee meetings as well as services which may be required when committee members must consult with management staff; and (iii) for extraordinary services as directors or as members of committees appointed by the Board of Directors, over and above those services for which compensation is fixed pursuant to items (i) and (ii) in this Section 3.15. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefor.

ARTICLE IV
COMMITTEES

Section 4.1 Committees.

(a) To the full extent permitted by applicable law, the Board of Directors may from time to time establish committees, including, but not limited to, standing or special committees and an executive committee with authority and responsibility for bookkeeping, with authority to act as signatories on Corporation bank or similar accounts and with authority to choose attorneys for the Corporation and direct litigation strategy, which shall have such duties and powers as are authorized by these Bylaws or by the Board of Directors.

(b) Committee members and the chairman of each committee, shall be appointed by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of a committee to replace any member who is disqualified or absent from a meeting of the committee. Unless the Board of Directors appoints alternate members pursuant to this subsection 4.1(b), the member or members of a committee present at a meeting and not disqualified from voting, whether or not the member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of an absent or disqualified member of the committee. Members of standing committees, and their chairmen, shall be elected yearly at the regular meeting of the Board of Directors that is held immediately following the annual meeting of stockholders.

(c) Any member of any committee may be removed at any time with or without cause by the Board of Directors.

(d) Vacancies that occur on any committee shall be filled by a resolution of the Board of Directors. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, so long as a quorum is present, may continue to act until such vacancy is filled by the Board of Directors.

(e) The Board of Directors may, by resolution, at any time deemed desirable, discontinue any standing or special committee, provided, however, that so long as the Corporation's securities are listed on a national stock exchange or quoted on a national quotation service that require specified standing committees to maintain listed or quoted, as the case may be, such standing committees shall not be discontinued.

Section 4.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

ARTICLE V
OFFICERS

Section 5.1 Designation, Election and Term of Office. The Corporation shall have a President, Treasurer (or the equivalent thereof), such senior or executive vice presidents and vice presidents as the Board of Directors deems appropriate, a Secretary and such other officers as the Board of Directors may deem appropriate. These officers shall be elected annually by the Board of Directors at a meeting immediately following the annual meeting of stockholders, and each such officer shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected and qualified or until his earlier resignation, death or removal. Any officer may resign at any time by giving written notice to the Board of Directors, to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein unless otherwise determined by the Board of Directors. The acceptance of a resignation by the Corporation shall not be necessary to make it effective. Any assistant officer of the Corporation may be removed, with or without cause, by the Chief Executive Officer or by the Board of Directors Any vacancy in any of the above offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 5.2 Chief Executive Officer. Subject to the control of the Board of Directors and such supervisory powers, if any, as may be given by the Board of Directors, the powers and duties of the Chief Executive Officer of the Corporation are:

(a) to act as the general manager and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation;

(b) to preside at all meetings of the stockholders;

(c) to call meetings of the stockholders to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as he or she shall deem proper; and

(d) to affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; to sign certificates for shares of stock of the Corporation; and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.

The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors shall designate another officer to be the Chief Executive Officer. If there is no President, and the Board of Directors has not designated any other officer to be the Chief Executive Officer, then the Chairperson of the Board of Directors shall be the Chief Executive Officer.

Section 5.3 Chairperson of the Board. The Chairperson of the Board of Directors shall have the power to preside at all meetings of the Board of Directors and shall have such other powers and duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe.

Section 5.4 President. The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors shall have designated another officer as the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, and subject to the supervisory powers of the Chief Executive Officer (if the Chief Executive Officer is an officer other than the President), and subject to such supervisory powers and authority as may be given by the Board of Directors to the Chairperson of the Board of Directors, and/or to any other officer, the President shall have the responsibility for the general management the control of the business and affairs of the Corporation and the general supervision and direction of all of the officers, employees and agents of the Corporation (other than the Chief Executive Officer, if the Chief Executive Officer is an officer other than the President) and shall perform all duties and have all powers that are commonly incident to the office of President or that are delegated to the President by the Board of Directors.

Section 5.5 Vice President. Each Vice President shall have all such powers and duties as are commonly incident to the office of Vice President, or that are delegated to him or her by the Board of Directors or the Chief Executive Officer. A Vice President may be designated by the Board of Directors to perform the duties and exercise the powers of the Chief Executive Officer in the event of the Chief Executive Officer's absence or disability.

Section 5.6 Chief Financial Officer. The Chief Financial Officer shall be the Treasurer of the Corporation unless the Board of Directors shall have designated another officer as the Treasurer of the Corporation. Subject to the direction of the Board of Directors and the Chief Executive Officer, the Chief Financial Officer shall perform all duties and have all powers that are commonly incident to the office of Chief Financial Officer.

Section 5.7 Treasurer. The Treasurer shall have custody of all monies and securities of the Corporation. The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions. The Treasurer shall also perform such other duties and have such other powers as are commonly incident to the office of Treasurer, or as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

Section 5.8 Secretary. The Secretary shall issue or cause to be issued all authorized notices for, and shall keep, or cause to be kept, minutes of all meetings of the stockholders and the Board of Directors. The Secretary shall have charge of the corporate minute books and similar records and shall perform such other duties and have such other powers as are commonly incident to the office of Secretary, or as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

Section 5.9 Assistant Officers. The Chief Executive Officer may appoint one or more assistant secretaries and such other assistant officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as may be specified from time to time by the President.

Section 5.10 Officers Holding Two or More Offices. The same person may hold any two (2) or more of the above-mentioned offices.

Section 5.11 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 5.12 Removal. Any officer of the Corporation shall serve at the pleasure of the Board of Directors and may be removed at any time, with or without cause, by the Board of Directors. Such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation.

ARTICLE VI
STOCK

Section 6.1 Certificates.

(a) Except as otherwise provided by law, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and class (and series, if appropriate) of shares of stock owned by him in the Corporation. Each certificate shall be signed in the name of the Corporation by the Chairman of the Board or a Vice-Chairman of the Board or the President or a Vice President, together with the Treasurer, Chief Financial Officer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on any certificate may be a facsimile. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

(b) Each share of stock shall be eligible for record of ownership, and transfer of ownership, by book-entry under a Direct Registration System that complies with NASDAQ rules; while entitled to a certificate, a stockholder shall not be required to have a certificate.

Section 6.2 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the Corporation may require the owner thereof or the legal representative of such owner to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.3 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 6.4 Other Regulations. The issue, transfer, conversion and registration of stock certificates shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VII
INDEMNIFICATION OF DIRECTORS, OFFICERS,
EMPLOYEES AND OTHER CORPORATE AGENTS

Section 7.1 Actions Other Than By or In the Right of the Corporation. The Corporation shall indemnify and hold harmless to the fullest extent permitted by the NRS any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") (other than an action by or in the right of the Corporation) by reason of the fact that such person (or a person of whom such person is the legal representative) is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an "Agent"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful. Such indemnification shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of such person's heirs, executors and administrators. Notwithstanding the foregoing, the Corporation shall indemnify any such person seeking indemnity in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation, or if such indemnification is authorized by an agreement approved by the Board of Directors.

Section 7.2 Actions By or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation by a court of competent jurisdiction, after exhaustion of all appeals therefrom, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 7.3 Determination of Right of Indemnification. Any indemnification under Sections 7.1 or 7.2 of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because the Agent has met the applicable standard of conduct set forth in Sections 7.1 and 7.2 hereof, which determination is made (a) by the Board of Directors, by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

Section 7.4 Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Article VII, to the extent that an Agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any action, suit or proceeding referred to in Sections 7.1 and 7.2 hereof, or in defense of any claim, issue or matter therein, such Agent shall be indemnified against expenses, including attorneys' fees actually and reasonably incurred by such Agent in connection therewith.

Section 7.5 Advances of Expenses. Except as limited by Section 7.6 of this Article VII, expenses incurred by an Agent in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if the Agent shall undertake to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified as authorized in this Article VII. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful.

Section 7.6 Right of Agent to Indemnification upon Application; Procedure Upon Application. Any indemnification or advance under this Article VII shall be made promptly, and in any event within ninety (90) days, upon the written request of the Agent, unless a determination shall be made in the manner set forth in the second sentence of Section 7.5 hereof that such Agent acted in a manner set forth therein so as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Article VII shall be enforceable by the Agent in any court of competent jurisdiction, if the Board of Directors or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

Section 7.7 Other Rights and Remedies. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall not be deemed exclusive of any other rights to which an Agent seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article VII shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the NRS and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

Section 7.8 Indemnification Contracts. The Board of Directors is authorized to cause the Corporation to enter into indemnification contracts with any Agent, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing indemnification rights to such person. Such rights may be greater than those provided in this Article VII.

Section 7.9 Insurance. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

Section 7.10 Constituent Corporations. For the purposes of this Article VII, references to "the Corporation" shall include, in addition to the resulting corporation, all constituent corporations (including all constituents of constituents) absorbed in a consolidation or merger as well as the resulting or surviving corporation, which, if the separate existence of such constituent corporation had continued, would have had power and authority to indemnify its Agents, so that any Agent of such constituent corporation shall stand in the same position under the provisions of the Article VII with respect to the resulting or surviving corporation as that Agent would have with respect to such constituent corporation if its separate existence had continued.

Section 7.11 Other Enterprises, Fines and Service at the Corporation's Request. For purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VII.

Section 7.12 Savings Clause. If this Article VII or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VII that shall not have been invalidated, or by any other applicable law.

Section 7.13 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VI shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article VII and existing at the time of such amendment, repeal or modification.

Section 7.14 Retroactive Effect. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VII shall apply to acts and actions occurring or in progress prior to its adoption by the Board of Directors.

ARTICLE VIII
RECORDS AND BOOKS

Section 8.1 Maintenance of Share Register. The Corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record of its stockholders, giving the names and addresses of all stockholders of record and the number and class of shares held by each stockholder.

Section 8.2 Maintenance of Bylaws. The Corporation shall keep at its principal executive office, the original or a copy of the Bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside this state and the Corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the Bylaws as amended to date.

Section 8.3 Maintenance of Other Corporate Records. The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by the Board of Directors, or, in the absence of such designation, at the principal executive office of the Corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Section 8.4 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on or by means of, or be in the form of, diskettes or any other information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the NRS.

Section 8.5 Directors' Inspection Right; Reliance Upon Books and Records.

(a) Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this Corporation and any subsidiary of this Corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the Corporation.

(b) A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of such person's duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IX
INTERESTED DIRECTORS

Section 9.1: Interested Directors.

(a) A contract or other transaction is not void or voidable solely because the contract or transaction is between the Corporation and one or more of its directors or officers or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or are financially interested; or solely because a common or interested director or officer is present at the meeting of the Board of Directors or a committee thereof that authorizes or approves the contract or transaction; or joins in the signing of a written consent that authorizes or approves the contract or transaction pursuant to subsection 2 of NRS 78.315; or any successor statute, or the vote or votes of a common or interested director are counted for the purpose of authorizing or approving the contract or transaction, provided that (a) the fact of the common directorship, office or financial interest is known to the Board of Directors or committee, and the Board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors; (b) the fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power (the votes of the common or interested directors or officers must be counted in any such vote of stockholders); (c) the fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the Board of Directors for action; or (d) the contract or transaction is fair as to the Corporation at the time it is authorized or approved. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof that authorizes, approves or ratifies a contract or transaction, and if the votes of the common or interested directors are not counted at the meeting, then a majority of the disinterested directors may authorize, approve or ratify a contract or transaction. The foregoing notwithstanding, the fact that the vote or votes of the common or interested director or directors are not counted in the circumstances contemplated above does not prohibit any authorization, approval or ratification of a contract or transaction to be given by written consent pursuant to subsection 2 of NRS 78.315, or any successor statute, regardless of whether the common or interested director signs such written consent or abstains in writing from providing consent.

(b) Unless otherwise provided in the Articles of Incorporation or these Bylaws, the Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this Section 9.1, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

ARTICLE X
GENERAL CORPORATE MATTERS

Section 10.1 Notice.

(a) Except as otherwise specifically provided in these Bylaws (including, without limitation, Section 10.1(b) below) or required by law, all notices required to be given pursuant to these Bylaws shall be in writing and may in every instance be effectively given by hand delivery (including use of a delivery service), by depositing such notice in the mail, postage prepaid, or by sending such notice by prepaid telegram, telex, overnight express courier, mailgram or facsimile. Any such notice shall be addressed to the person to whom notice is to be given at such person's address as it appears on the records of the Corporation. The notice shall be deemed given (i) in the case of hand delivery, when received by the person to whom notice is to be given or by any person accepting such notice on behalf of such person, (ii) in the case of delivery by mail, upon deposit in the mail, (iii) in the case of delivery by overnight express courier, when dispatched, and (iv) in the case of delivery via telegram, telex, mailgram or facsimile, when dispatched. Notice given pursuant to this Section 10.1(a) shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the person has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the person has consented to receive notice; (iii) if by any other form of electronic transmission, when directed to the person.

(b) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the NRS, the Articles of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this Section 10.1(b) shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder.

(c) An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given in writing or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(d) Whenever notice is required to be given under any provision of these Bylaws, a written waiver of notice, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any waiver of notice.

Section 10.2 Record Date. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the NRS.

If the Board of Directors does not so fix a record date:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

(c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 10.3 Closing of Transfer Books. The Board of Directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the Corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

Section 10.4 Checks, Drafts, Evidences of Indebtedness. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

Section 10.5 Corporate Contracts and Instruments; How Executed. The Board of Directors, except as in the Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 10.6 Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 10.7 Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

Section 10.8 Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

Section 10.9 Representation of Shares of Other Corporations. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the Board of Directors by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority herein granted to said officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 10.10 Articles of Incorporation Governs. In the event of any conflict between the provisions of the Corporation's Articles of Incorporation and Bylaws, the provisions of the Articles of Incorporation shall govern.

Section 10.11 Construction and Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of the Bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

Section 10.12 Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Corporation's Articles of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Articles of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Articles of Incorporation) shall remain in full force and effect.

ARTICLE XI
AMENDMENT

Section 11.1 Amendment by Stockholders.. New Bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the Articles of Incorporation.

Section 11.2 Amendment By Directors. Subject to the rights of the stockholders as provided in Section 11.1 of this Article XI, Bylaws may be adopted, amended or repealed by the Board of Directors.

GULF RESOURCES,INC. Level 11, Vegetable Building Industrial Park of the East City Shouguang City, Shandong Province Peoples Republic of China 262700
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

InvestorAddressLine1 InvestorAddressLine2 InvestorAddressLine3 InvestorAddressLine4 InvestorAddressLine5 JohnSample 1234ANYWHERESTREET ANYCITY,ON A1A1A1	1 OF 2

NAME

THE COMPANY NAME INC. - COMMON SHARES
THE COMPANY NAME INC. - CLASS A
THE COMPANY NAME INC. - CLASS B
THE COMPANY NAME INC. - CLASS C
THE COMPANY NAME INC. - CLASS D
THE COMPANY NAME INC. - CLASS E
THE COMPANY NAME INC. - CLASS F
THE COMPANY NAME INC. - 401 K

CONTROL #        0000000000000000

SHARES

123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:					☒
KEEP THIS PORTION FOR YOUR RECORDS
		THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.				DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	☐	☐	☐

Nominees:

	01 Ming Yang	02 Xiaobin Liu		03 Naihui Miao	04 Nan Li		05 Yang Zou
	06 Shi Tong Jiang	07 Tengfei Zhang

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:						For	Against	Abstain

2.	To ratify the appointment of Morison Cogen LLP, independent public accountants, as the auditor of the Company for the fiscal year 2015.					☐	☐	☐

3.	To conduct an advisory vote to approve the compensation paid to the Companys named executive officers, as disclosed under the 0 0 0 caption Election of Directors Executive Compensation.					☐	☐	☐

4	To amend the Companys Amended and Restated 2007 Equity Incentive Plan to increase the number of shares of Common Stock 0 0 0 authorized for issuance under the plan by 6,000,000 shares.					☐	☐	☐

5	To approve the reincorporation of the Company from Delaware to Nevada.					☐	☐	☐

NOTE: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Investor Address Line 1 Investor Address Line 2

Please sign exactly as your name appears above. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such. Joint owners should each sign personally.

Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

SHARES
CUSIP #
Signature [PLEASE SIGN WITHIN BOX]			Date	JOB#	Signature (Joint Owners)		Date	SEQUENCE #

The Annual Meeting of the Stockholders of Gulf Resources, Inc.,
 a Delaware corporation ("Company"), will be held on October 5, 2015, at 10:00 a.m. (local time), at the Company's headquarters located at
Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City, Shandong Province,
People's Republic of China.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
OF GULF RESOURCES, INC.

Gulf Resources, Inc.,
Annual Meeting of Stockholders
October 5, 2015 at 10:00 AM Local Time
This proxy is solicited by the Board Of Directors
The stockholders hereby appoints Ming Yang and Xiaobin Liu, and each of them, each with full power of substitution, hereby are authorized to vote as specified on the reverse side or, with respect to any matter not set forth on the reverse side, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of capital stock of Gulf Resources, Inc. that the undersigned would be entitled to vote, if personally present, at the 2015 Annual Meeting of Stockholders and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5. The Board of Directors recommends a vote FOR Proposals 1, 2, 3,4 and 5.

Continued and to be signed on reverse side